Short-term Investments	12 Months Ended
Dec. 31, 2014
Short-term Investments [Abstract]
Short-term investments

6.Short-term Investments

As of December 31, 2013 and 2014, the Group’s short-term investments mainly consisted of held-to-maturity investments including fixed-rate corporate bonds and financial products issued by commercial banks in China with a variable interest rate indexed to the performance of underlying assets and a maturity date within one year when purchased. As of December 31, 2014, the effective yields of short-term investments ranged from 3.05% to 5.18% per annum (2013: 3.30% to 7.00% per annum).

The following is a summary of short-term investments (in thousands):

	December 31, 2014
	Cost	Unrecognized Gains/(Loss)	Estimated Fair Value
	RMB	RMB	RMB
Held-to-maturity securities- fixed rate investments	350,528	—	350,528
Other short-term investments	1,708,024	—	1,708,024
	2,058,552	—	2,058,552

	December 31, 2013
	Cost	Unrecognized Gains/(Loss)	Estimated Fair Value
	RMB	RMB	RMB
Other short-term investments	901,183	—	901,183

During the years ended December 31, 2012, 2013 and 2014, the Company recorded investment income related to short-term investments of RMB42.9 million, RMB35.8 million and RMB64.2 million in the consolidated statements of operations and comprehensive income, respectively.

In addition, as of December 31, 2014, the Company had a loan from an offshore bank in the principal amount of US$90.0 million that was secured by RMB deposits of the Company in an onshore branch of this bank in the amount of RMB614.2 million, which was recognized as a short-term investment. (See Note 13)